UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016 (April 25, 2016)

INTERACTIVE INTELLIGENCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-54450 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Interactive Intelligence Group, Inc.’s (the “Company”) world headquarters are located in four office buildings located at 7602 Interactive Way, 7601 Interactive Way, 7635 Interactive Way and 7676 Interactive Way in Indianapolis, Indiana 46278. On May 6, 2014, the Company and Duke Realty Limited Partnership (“Duke Realty”) entered into a separate lease agreement for each of the three office buildings located at 7602 Interactive Way, 7601 Interactive Way and 7635 Interactive Way, and the Company and Duke Construction Limited Partnership entered into a lease agreement for the build-to-suit office building located at 7676 Interactive Way.
On April 25, 2016, the Company entered into a lease termination agreement with Duke Realty (the “Lease Termination Agreement”) with respect to the office building located at 7602 Interactive Way. Pursuant to the terms of the Lease Termination Agreement, the office lease for the building located at 7602 Interactive Way will be terminated and cancelled effective as of September 30, 2016. Such office lease was originally to expire on March 31, 2018. The Lease Termination Agreement was contingent upon the parties entering into amendments to the office leases for the other three buildings, as described below.
7601 Interactive Way, Indianapolis, Indiana 46278
On April 25, 2016, the Company and Duke Realty entered into the First Lease Amendment with respect to the office building located at 7601 Interactive Way. Pursuant to the terms of such First Lease Amendment, the term of this office lease was extended from June 30, 2025 to June 30, 2027. The base rent payments associated with this office lease were also amended. Commencing July 1, 2016 and through the expiration of the term, such base rent payments will be approximately $20.2 million in the aggregate. In addition, under the First Lease Amendment, Duke Realty has agreed to provide the Company with a $240,000 allowance commencing July 1, 2025 to be used toward mutually agreed upon tenant improvements. The First Lease Amendment also sets forth, among other things, the amended aggregate purchase prices that would be payable by the Company if it exercised its option to purchase the buildings located at 7601 Interactive Way, 7635 Interactive Way and 7676 Interactive Way during specified timeframes in 2016.
7635 Interactive Way, Indianapolis, Indiana 46278
On April 25, 2016, the Company and Duke Realty entered into the First Lease Amendment with respect to the office building located at 7635 Interactive Way. Pursuant to the terms of such First Lease Amendment, the term of this office lease was extended from June 30, 2025 to June 30, 2027. In addition, commencing December 1, 2018 and December 3, 2020, the current space under this office lease will be expanded by an additional 2,266 and 989 rentable square feet, respectively, for a total of 155,205 square feet of office space. The base rent payments associated with this office lease were also amended. Commencing July 1, 2016 and through the expiration of the term, such base rent payments will be approximately $25.3 million in the aggregate. In addition, under the First Lease Amendment, Duke Realty has agreed to provide the Company with an aggregate allowance of approximately $339,000 to be used toward tenant improvements. The First Lease Amendment also sets forth, among other things, the amended aggregate purchase prices that would be payable by the Company if it exercised its option to purchase the buildings located at 7601 Interactive Way, 7635 Interactive Way and 7676 Interactive Way during specified timeframes in 2016.
7676 Interactive Way
On April 25, 2016, the Company and Duke Realty entered into the Second Lease Amendment with respect to the office building located at 7676 Interactive Way, which Duke Realty and the Company agreed consisted of 115,358 rentable square feet of office space. Pursuant to the terms of such Second Lease Amendment, the term of this office lease was extended from June 30, 2025 to June 30, 2027. The base rent payments associated with this office lease were also amended. Commencing July 1, 2016 and through the expiration of the term, such base rent payments will be approximately $19.4 million in the aggregate. In addition, under the Second Lease Amendment, Duke Realty has agreed to provide the Company with a $230,716 allowance commencing July 1, 2025 to be used toward mutually agreed upon tenant improvements. The Second Lease Amendment also sets forth, among other things, the amended aggregate purchase prices that would be payable by the Company if it exercised its option to purchase the buildings located at 7601 Interactive Way, 7635 Interactive Way and 7676 Interactive Way during specified timeframes in 2016.

The foregoing description of the Lease Termination Agreement and each of the lease amendments does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Lease Termination Agreement and each of the lease amendments, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, respectively, and are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above regarding the Lease Termination Agreement is incorporated by reference into this Item 1.02.  The Company did not, and will not, incur any early termination penalties in connection with the termination and cancellation of the office lease for the building located at 7602 Interactive Way, which termination and cancellation will be effective as of September 30, 2016.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits:
The following items are filed as exhibits to this Current Report on Form 8-K:

10.1	Lease Termination Agreement, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7602 Interactive Way)
10.2	First Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7601 Interactive Way)
10.3	Second Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7676 Interactive Way)
10.4
First Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence, Inc. and Duke Realty Limited Partnership. (7635 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE INTELLIGENCE GROUP, INC.

Date: April 29, 2016	By: /s/ Ashley A. Vukovits
Ashley A. Vukovits Chief Financial Officer, Senior Vice President of Administration, Secretary and Treasurer

EXHIBIT INDEX

10.1	Lease Termination Agreement, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7602 Interactive Way)
10.2	First Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7601 Interactive Way)
10.3	Second Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7676 Interactive Way)
10.4
First Lease Amendment, dated as of April 25, 2016, between Interactive Intelligence, Inc. and Duke Realty Limited Partnership. (7635 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

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